AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 1999
                                                       FILE NO. 333-59707
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                         POST EFFECTIVE AMENDMENT No. 1
                        FILED PURSUANT TO RULE 462(d) TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                     GENERAL ELECTRIC CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)

               NEW YORK                              13-1500700
       (State of incorporation)   (I.R.S. Employer Identification Number)


                              260 LONG RIDGE ROAD
                          STAMFORD, CONNECTICUT 06927
                                (203) 357-4000
  (Address,including zip code, and telephone number,including area code,of registrant's principal executive offices)
                               ----------------
                               GLENN J. GOGGINS
  ASSOCIATE GENERAL COUNSEL--TREASURY OPERATIONS AND ASSISTANT SECRETARY
                              260 LONG RIDGE ROAD
                          STAMFORD, CONNECTICUT 06927
                                (203) 357-4000
(Name, address,including zip code, and telephone number,including area code, of agent for service)
                               ----------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  From time to time after the effective date of this Post-Effective
  Amendment to the Registration Statement as determined by market conditions.
                               ----------------
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-59707

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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                                  EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Registration
Statement on Form S-3 (No. 333-59707) is filed pursuant to Rule
462(d) solely to add certain exhibits not previously filed with respect to such Registration Statement.

PART II


ITEM 16. EXHIBITS.

EXHIBIT
NUMBER                    DESCRIPTION
- -------  ----------------------------------------------
[S]      [C]                                            [C]

4(k) Certificate of Amendment authorizing 5,000 additional shares of Variable Cumulative Preferred Stock and 750,000 shares of Preferred Stock, par value $.01 per share filed by the Deputy Superintendent of Banks of the State of New York as of July 23, 1998.

99(g)    Letter of Vice Chairman of General Electric
         Company to General Electric Capital Corporation, dated
         February 4, 1999 with respect to replacing redeemed variable cumulative preferred stock with another form of equity in certain circumstances.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, General Electric Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (No. 333-59707) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 11th day of February, 1999.

                              General Electric Capital Corporation

                                      By  /s/ Jeffrey S. Werner
                                              (JEFFREY S. WERNER
                                               SENIOR VICE PRESIDENT,
                                               CORPORATE TREASURY AND
                                               GLOBAL FUNDING OPERATION)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

  SIGNATURE                        TITLE                       DATE

          * Denis J. Nayden,           Chief Executive
 -------------------------------------   Officer,President
          (DENIS J. NAYDEN)             and Director

          * James A. Parke             Senior Vice
 -------------------------------------   President, Finance
          (JAMES A. PARKE)              and Director
                                        (Principal
                                        Financial Officer)

        /s/ Jeffrey S. Werner          Senior Vice         February 11, 1999
 -------------------------------------   President--
         (JEFFREY S. WERNER)            Corporate Treasury
                                        and Global Funding
                                        Operation

           * Joan C. Amble             Controller
 -------------------------------------   (Principal
           (JOAN C. AMBLE)              Accounting Officer)

          * N.D.T. Andrews             Director
 -------------------------------------
          (N.D.T. ANDREWS)

          * Nancy E. Barton            Director
 -------------------------------------
          (NANCY E. BARTON)

           * James R. Bunt             Director
 -------------------------------------
           (JAMES R. BUNT)

           *David M. Cote              Director
 -------------------------------------
           (DAVID M. COTE)

              SIGNATURE                       TITLE
DATE

        * Dennis D. Dammerman           Director
 -------------------------------------
        (DENNIS D. DAMMERMAN)

    * Benjamin W. Heineman, Jr.         Director
 -------------------------------------
     (BENJAMIN W. HEINEMAN, JR.)

          * Jeffrey R. Immelt           Director
 -------------------------------------
           (JEFFREY R. IMMELT)

          * W. James McNerney, Jr.      Director
 -------------------------------------
           (W. JAMES MCNERNEY, JR.)

          * John H. Myers               Director
 -------------------------------------
           (JOHN H. MYERS)

        * Robert L. Nardelli            Director
 -------------------------------------
        (ROBERT L. NARDELLI)

          * Michael A. Neal             Director
 -------------------------------------
          (MICHAEL A. NEAL)

          * John M. Samuels             Director
 -------------------------------------
          (JOHN M. SAMUELS)

                                        Director
 -------------------------------------
           (KEITH S. SHERIN)

         * Edward D. Stewart            Director
 -------------------------------------
         (EDWARD D. STEWART)

        * John F. Welch, Jr.            Director
 -------------------------------------
        (JOHN F. WELCH, JR.)


*By  /s/ Jeffrey S. Werner        Attorney-in-fact       February 11, 1999
     -------------------------
          (JEFFREY S. WERNER)

                                      II-2